                                 EXHIBIT 10.20

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

Amendment dated as of June 1, 1996 (the "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and Wachovia Bank of Georgia, N.A. (the "Bank").

WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Applicable Facility Fee Rate" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

                                           Current Rate             Proposed Rate
                                           ------------             -------------
Column A                                                            Column B
--------                                                            --------
Level I   Status                           .1250%                   .0750%
Level II  Status                           .1500%                   .1000%
Level III Status                           .1875%                   .1000%
Level IV  Status                           .2000%                   .1250%

3. The definition of "Applicable Margin" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

                                           Current Rate             Proposed Rate
                                           ------------             -------------
Column A                                                            Column B
--------                                                            --------
Level I   Status                           .2500%                   .1750%
Level II  Status                           .2500%                   .2000%
Level III Status                           .3000%                   .2500%
Level IV  Status                           .3750%                   .2750%

4. The definition of "Commitment" in Section 1.01 is hereby changed from $15,000,000 to $30,000,000.

5. Section 8.01 is hereby amended by deleting both references to the date August 31, 1999 and substituting therefor the date June 1, 2001.

6. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in
Article V of the Credit Agreement on the

Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

7. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank.

8. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

9. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.


                              Wachovia Bank of Georgia, N.A.


                              By: /s/ K.A. SHREINER
                                 ---------------------------------------
                              Title:  Senior Vice President
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By: /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

Amendment dated as of June 1, 1996 (the "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and Royal Bank of Canada (the "Bank").

WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Applicable Facility Fee Rate" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .0750%
Level II  Status                           .1000%
Level III Status                           .1000%
Level IV  Status                           .1250%

3. The definition of "Applicable Margin" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .1750%
Level II  Status                           .2000%
Level III Status                           .2500%
Level IV  Status                           .2750%

4. The definition of "Commitment" in Section 1.01 is hereby changed from $15,000,000 to $30,000,000.

5. Section 8.01 is hereby amended by deleting both references to the date August 31, 1999 and substituting therefor the date June 1, 2001.

6. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in
Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and

(y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

7. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank and the Bank shall have received new Promissory Notes reflecting its Commitment.

8. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

9. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.


                              Royal Bank of Canada


                              By:  /s/ PETER D. STEFFEN
                                 ---------------------------------------
                              Title:   Senior Manager
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

Amendment dated as of June 1, 1996 (the "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and The First National Bank of Chicago. (the "Bank").

WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Applicable Facility Fee Rate" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .0750%
Level II  Status                           .1000%
Level III Status                           .1000%
Level IV  Status                           .1250%

3. The definition of "Applicable Margin" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .1750%
Level II  Status                           .2000%
Level III Status                           .2500%
Level IV  Status                           .2750%

4. The definition of "Commitment" in Section 1.01 is hereby changed from $15,000,000 to $35,000,000.

5. Section 8.01 is hereby amended by deleting both references to the date August 31, 1999 and substituting therefor the date June 1, 2001.

6. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in
Article V of the Credit Agreement on the

Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

7. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank and the Bank shall have received new Promissory Notes reflecting its Commitment, Board Resolutions covering this Amendment, and Incumbency Certificates for the signers.

8. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

9. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.


                              The First National Bank of Chicago


                              By: /s/ DIANE SELPH
                                 ---------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

Amendment dated as of June 1, 1996 (the "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and CIBC, Inc. (the "Bank").

WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Applicable Facility Fee Rate" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .0750%
Level II  Status                           .1000%
Level III Status                           .1000%
Level IV  Status                           .1250%

3. The definition of "Applicable Margin" in Section 1.01 is hereby changed by deleting the percentages in Column B and substituting therefor the following percentages:

Column A                                   Column B
--------                                   --------
Level I   Status                           .1750%
Level II  Status                           .2000%
Level III Status                           .2500%
Level IV  Status                           .2750%

4. The definition of "Commitment" in Section 1.01 is hereby changed from $20,000,000 to $35,000,000.

5. Section 8.01 is hereby amended by deleting both references to the date August 31, 1999 and substituting therefor the date June 1, 2001.

6. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in
Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and

(y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

7. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank and the Bank shall have received new Promissory Notes reflecting its Commitment.

8. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

9. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.


                              CIBC, Inc.


                              By:  /s/ CHERYL ROOT
                                 ---------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT


Amendment dated as of August 1, 1996 (this "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 as amended as of June 1, 1996 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and The First National Bank of Chicago (the "Bank").


WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Commitment" in Section 1.01 is hereby changed from $35,000,000 to $30,000,000.

3.       The definition of "Debt" in Section 1.01 is hereby amended by adding:

         (ix)  all obligations of such Person arising under any Hedge
         Agreement.

4.       The following definition of "Hedge Agreement" is hereby added to
         Section 1.01 between the definitions of "Guarantee" and "Interest Period":

                 "Hedge Agreement" means any interest rate swap, cap, floor or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and any other similar agreement (including any option with respect to any of the foregoing) or any combination of the foregoing.

5.       The following definition of "Regulation G" is hereby added to Section
         1.01 between the definitions of "Regulation D" and "Regulation U":

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

6. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1,

         1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

7. The following sections are hereby added to Article V, Representations and Warranties:

                 SECTION 5.10.  Use of Proceeds.   The Company is not engaged
         in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, and will not use the proceeds of the Loans, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock".

                 SECTION 5.11. Environmental Representation. The operations and properties of the Company and each of its Subsidiaries are in compliance in all material respects with all applicable environmental laws, regulations and permits, all necessary environmental permits and approvals have been obtained and are in effect for the operations and properties of the Company and its Subsidiaries, and the Company and its Subsidiaries are in substantial compliance in all material respects with all such environmental permits and approvals, except to the extent that the failure to comply with any such environmental laws or regulations, or to comply with or to obtain any such environmental permits and approvals, would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

8. The second sentence of Section 6.07 is hereby deleted and replaced in its entirety by the following:

                 The Company will cause each Material Subsidiary to maintain its corporate existence, and will not permit any Material Subsidiary to consolidate or merge with or into, or transfer all or any substantial part of its assets to, any Person other than the Company or a Wholly-Owned Consolidated Subsidiary; provided that the Company may permit a Material Subsidiary to merge with another Person if (A) such Material Subsidiary is the corporation surviving such merger, (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (C) such surviving Material Subsidiary shall continue to be a Subsidiary.

9. Section 6.08 is hereby deleted and replaced in its entirety by the following:

                 SECTION 6.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for the Company's general corporate purposes, provided that none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U or in violation of Regulation G or X.

10.      The following sections are hereby added to Article VI, Covenants:

                 SECTION 6.10. Most Favored Nation. The Company agrees that, in the event that (i) it agrees to enter into any amendment, supplement or other modification to the Other Bank Agreements (other than any such amendment, supplement or other modification which solely provides relief to the Company), it shall provide prompt notice thereof to the Bank and, if the Bank so agrees, enter into an amendment to this Agreement having substantially the same effect and
         (ii) after the occurrence of a Default, it voluntarily prepays any amount outstanding under any of the Other Bank Agreements or voluntarily reduces the amount of the commitments thereunder, it shall prepay the Loans or reduce the commitment, as the case may be, in such amount so that after giving effect to such prepayments or commitment reductions, as the case may be, under all the Other Bank Agreements, the amount so prepaid or reduced hereunder shall represent the Bank's pro rata share of the aggregate amount so prepaid or reduced under all the Other Bank Agreements.

                 SECTION 6.11. Environmental. The Company shall comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable environmental laws, regulations, permits and approvals, and obtain and renew and cause each of its Subsidiaries to obtain and renew all environmental permits and approvals necessary for its operations and properties, except to the extent that failure to comply with or obtain or renew the same would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

11. Clause (c) (i) of Section 8.08 is hereby deleted and replaced in its entirety by the following:

                 (i) except in the case of such an assignment to an affiliate of the Bank, the Bank may not effect such an assignment without the prior written consent of the Company, which consent shall not be unreasonably withheld,

12.      The following is hereby added to Section 8.08:

                 (e) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

13. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and
         (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

14. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank, and the Bank shall have received new Promissory Notes reflecting the amount of its Commitment.

15. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

16. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

17. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.

                              The First National Bank of Chicago

                              By: /s/ KATHLEEN COMELLA
                                 ---------------------------------------
                              Title:   VICE PRESIDENT
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By: /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT


Amendment dated as of August 1, 1996 (this "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 as amended as of June 1, 1996 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and CIBC Inc. (the "Bank").


WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Commitment" in Section 1.01 is hereby changed from $35,000,000 to $30,000,000.

3.       The definition of "Debt" in Section 1.01 is hereby amended by adding:

         (ix)  all obligations of such Person arising under any Hedge
         Agreement.

4.       The following definition of "Hedge Agreement" is hereby added to
         Section 1.01 between the definitions of "Guarantee" and "Interest Period":

                 "Hedge Agreement" means any interest rate swap, cap, floor or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and any other similar agreement (including any option with respect to any of the foregoing) or any combination of the foregoing.

5.       The following definition of "Regulation G" is hereby added to Section
         1.01 between the definitions of "Regulation D" and "Regulation U":

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

6. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1,

         1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

7. The following sections are hereby added to Article V, Representations and Warranties:

                 SECTION 5.10.  Use of Proceeds.   The Company is not engaged
         in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, and will not use the proceeds of the Loans, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock".

                 SECTION 5.11. Environmental Representation. The operations and properties of the Company and each of its Subsidiaries are in compliance in all material respects with all applicable environmental laws, regulations and permits, all necessary environmental permits and approvals have been obtained and are in effect for the operations and properties of the Company and its Subsidiaries, and the Company and its Subsidiaries are in substantial compliance in all material respects with all such environmental permits and approvals, except to the extent that the failure to comply with any such environmental laws or regulations, or to comply with or to obtain any such environmental permits and approvals, would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

8. The second sentence of Section 6.07 is hereby deleted and replaced in its entirety by the following:

                 The Company will cause each Material Subsidiary to maintain its corporate existence, and will not permit any Material Subsidiary to consolidate or merge with or into, or transfer all or any substantial part of its assets to, any Person other than the Company or a Wholly-Owned Consolidated Subsidiary; provided that the Company may permit a Material Subsidiary to merge with another Person if (A) such Material Subsidiary is the corporation surviving such merger, (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (C) such surviving Material Subsidiary shall continue to be a Subsidiary.

9. Section 6.08 is hereby deleted and replaced in its entirety by the following:

                 SECTION 6.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for the Company's general corporate purposes, provided that none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U or in violation of Regulation G or X.

10.      The following sections are hereby added to Article VI, Covenants:

                 SECTION 6.10. Most Favored Nation. The Company agrees that, in the event that (i) it agrees to enter into any amendment, supplement or other modification to the Other Bank Agreements (other than any such amendment, supplement or other modification which solely provides relief to the Company), it shall provide prompt notice thereof to the Bank and, if the Bank so agrees, enter into an amendment to this Agreement having substantially the same effect and
         (ii) after the occurrence of a Default, it voluntarily prepays any amount outstanding under any of the Other Bank Agreements or voluntarily reduces the amount of the commitments thereunder, it shall prepay the Loans or reduce the commitment, as the case may be, in such amount so that after giving effect to such prepayments or commitment reductions, as the case may be, under all the Other Bank Agreements, the amount so prepaid or reduced hereunder shall represent the Bank's pro rata share of the aggregate amount so prepaid or reduced under all the Other Bank Agreements.

                 SECTION 6.11. Environmental. The Company shall comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable environmental laws, regulations, permits and approvals, and obtain and renew and cause each of its Subsidiaries to obtain and renew all environmental permits and approvals necessary for its operations and properties, except to the extent that failure to comply with or obtain or renew the same would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

11. Clause (c) (i) of Section 8.08 is hereby deleted and replaced in its entirety by the following:

                 (i) except in the case of such an assignment to an affiliate of the Bank, the Bank may not effect such an assignment without the prior written consent of the Company, which consent shall not be unreasonably withheld,

12.      The following is hereby added to Section 8.08:

                 (e) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

13. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and
         (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

14. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank, and the Bank shall have received new Promissory Notes reflecting the amount of its Commitment.

15. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

16. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

17. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.

                              CIBC Inc.

                              By:  /s/ CHERYL ROOT
                                 ---------------------------------------
                              Title:   Authority Signature
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT


Amendment dated as of August 1, 1996 (this "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 as amended as of June 1, 1996 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and Wachovia Bank (the "Bank").


WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Commitment" in Section 1.01 is hereby changed from $30,000,000 to $25,000,000.

3.       The definition of "Debt" in Section 1.01 is hereby amended by adding:

         (ix)  all obligations of such Person arising under any Hedge
         Agreement.

4.       The following definition of "Hedge Agreement" is hereby added to
         Section 1.01 between the definitions of "Guarantee" and "Interest Period":

                 "Hedge Agreement" means any interest rate swap, cap, floor or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and any other similar agreement (including any option with respect to any of the foregoing) or any combination of the foregoing.

5.       The following definition of "Regulation G" is hereby added to Section
         1.01 between the definitions of "Regulation D" and "Regulation U":

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

6. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1,

         1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

7. The following sections are hereby added to Article V, Representations and Warranties:

                 SECTION 5.10.  Use of Proceeds.   The Company is not engaged
         in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, and will not use the proceeds of the Loans, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock".

                 SECTION 5.11. Environmental Representation. The operations and properties of the Company and each of its Subsidiaries are in compliance in all material respects with all applicable environmental laws, regulations and permits, all necessary environmental permits and approvals have been obtained and are in effect for the operations and properties of the Company and its Subsidiaries, and the Company and its Subsidiaries are in substantial compliance in all material respects with all such environmental permits and approvals, except to the extent that the failure to comply with any such environmental laws or regulations, or to comply with or to obtain any such environmental permits and approvals, would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

8. The second sentence of Section 6.07 is hereby deleted and replaced in its entirety by the following:

                 The Company will cause each Material Subsidiary to maintain its corporate existence, and will not permit any Material Subsidiary to consolidate or merge with or into, or transfer all or any substantial part of its assets to, any Person other than the Company or a Wholly-Owned Consolidated Subsidiary; provided that the Company may permit a Material Subsidiary to merge with another Person if (A) such Material Subsidiary is the corporation surviving such merger, (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (C) such surviving Material Subsidiary shall continue to be a Subsidiary.

9. Section 6.08 is hereby deleted and replaced in its entirety by the following:

                 SECTION 6.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for the Company's general corporate purposes, provided that none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U or in violation of Regulation G or X.

10.      The following sections are hereby added to Article VI, Covenants:

                 SECTION 6.10. Most Favored Nation. The Company agrees that, in the event that (i) it agrees to enter into any amendment, supplement or other modification to the Other Bank Agreements (other than any such amendment, supplement or other modification which solely provides relief to the Company), it shall provide prompt notice thereof to the Bank and, if the Bank so agrees, enter into an amendment to this Agreement having substantially the same effect and
         (ii) after the occurrence of a Default, it voluntarily prepays any amount outstanding under any of the Other Bank Agreements or voluntarily reduces the amount of the commitments thereunder, it shall prepay the Loans or reduce the commitment, as the case may be, in such amount so that after giving effect to such prepayments or commitment reductions, as the case may be, under all the Other Bank Agreements, the amount so prepaid or reduced hereunder shall represent the Bank's pro rata share of the aggregate amount so prepaid or reduced under all the Other Bank Agreements.

                 SECTION 6.11. Environmental. The Company shall comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable environmental laws, regulations, permits and approvals, and obtain and renew and cause each of its Subsidiaries to obtain and renew all environmental permits and approvals necessary for its operations and properties, except to the extent that failure to comply with or obtain or renew the same would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

11. Clause (c) (i) of Section 8.08 is hereby deleted and replaced in its entirety by the following:

                 (i) except in the case of such an assignment to an affiliate of the Bank, the Bank may not effect such an assignment without the prior written consent of the Company, which consent shall not be unreasonably withheld,

12.      The following is hereby added to Section 8.08:

                 (e) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

13. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and
         (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

14. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank, and the Bank shall have received new Promissory Notes reflecting the amount of its Commitment.

15. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

16. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

17. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.

                              Wachovia Bank

                              By:  [SIG]
                                 ---------------------------------------
                              Title:  Vice President
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT


Amendment dated as of August 1, 1996 (this "Amendment") to that certain Revolving Credit Facility Agreement dated as of September 1, 1994 as amended as of June 1, 1996 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and The Royal Bank of Canada (the "Bank").


WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2. The definition of "Commitment" in Section 1.01 is hereby changed from $30,000,000 to $25,000,000.

3.       The definition of "Debt" in Section 1.01 is hereby amended by adding:

         (ix)  all obligations of such Person arising under any Hedge
         Agreement.

4.       The following definition of "Hedge Agreement" is hereby added to
         Section 1.01 between the definitions of "Guarantee" and "Interest Period":

                 "Hedge Agreement" means any interest rate swap, cap, floor or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and any other similar agreement (including any option with respect to any of the foregoing) or any combination of the foregoing.

5.       The following definition of "Regulation G" is hereby added to Section
         1.01 between the definitions of "Regulation D" and "Regulation U":

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

6. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1,

         1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

7. The following sections are hereby added to Article V, Representations and Warranties:

                 SECTION 5.10.  Use of Proceeds.   The Company is not engaged
         in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, and will not use the proceeds of the Loans, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock".

                 SECTION 5.11. Environmental Representation. The operations and properties of the Company and each of its Subsidiaries are in compliance in all material respects with all applicable environmental laws, regulations and permits, all necessary environmental permits and approvals have been obtained and are in effect for the operations and properties of the Company and its Subsidiaries, and the Company and its Subsidiaries are in substantial compliance in all material respects with all such environmental permits and approvals, except to the extent that the failure to comply with any such environmental laws or regulations, or to comply with or to obtain any such environmental permits and approvals, would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

8. The second sentence of Section 6.07 is hereby deleted and replaced in its entirety by the following:

                 The Company will cause each Material Subsidiary to maintain its corporate existence, and will not permit any Material Subsidiary to consolidate or merge with or into, or transfer all or any substantial part of its assets to, any Person other than the Company or a Wholly-Owned Consolidated Subsidiary; provided that the Company may permit a Material Subsidiary to merge with another Person if (A) such Material Subsidiary is the corporation surviving such merger, (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (C) such surviving Material Subsidiary shall continue to be a Subsidiary.

9. Section 6.08 is hereby deleted and replaced in its entirety by the following:

                 SECTION 6.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for the Company's general corporate purposes, provided that none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U or in violation of Regulation G or X.

10.      The following sections are hereby added to Article VI, Covenants:

                 SECTION 6.10. Most Favored Nation. The Company agrees that, in the event that (i) it agrees to enter into any amendment, supplement or other modification to the Other Bank Agreements (other than any such amendment, supplement or other modification which solely provides relief to the Company), it shall provide prompt notice thereof to the Bank and, if the Bank so agrees, enter into an amendment to this Agreement having substantially the same effect and
         (ii) after the occurrence of a Default, it voluntarily prepays any amount outstanding under any of the Other Bank Agreements or voluntarily reduces the amount of the commitments thereunder, it shall prepay the Loans or reduce the commitment, as the case may be, in such amount so that after giving effect to such prepayments or commitment reductions, as the case may be, under all the Other Bank Agreements, the amount so prepaid or reduced hereunder shall represent the Bank's pro rata share of the aggregate amount so prepaid or reduced under all the Other Bank Agreements.

                 SECTION 6.11. Environmental. The Company shall comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable environmental laws, regulations, permits and approvals, and obtain and renew and cause each of its Subsidiaries to obtain and renew all environmental permits and approvals necessary for its operations and properties, except to the extent that failure to comply with or obtain or renew the same would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

11. Clause (c) (i) of Section 8.08 is hereby deleted and replaced in its entirety by the following:

                 (i) except in the case of such an assignment to an affiliate of the Bank, the Bank may not effect such an assignment without the prior written consent of the Company, which consent shall not be unreasonably withheld,

12.      The following is hereby added to Section 8.08:

                 (e) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

13. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and
         (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

14. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank, and the Bank shall have received new Promissory Notes reflecting the amount of its Commitment.

15. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

16. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

17. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.

                              The Royal Bank of Canada

                              By:  /s/ LORNA P. MENDELSON
                                 ---------------------------------------
                              Title:   ASSOCIATE
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT


Amendment dated as of August 1, 1996 (this "Amendment") to that certain Revolving Credit Facility Agreement dated as of June 1, 1996 (the "Credit Agreement") between Lafarge Corporation, a Maryland corporation (the "Company") and Bank of Montreal (the "Bank").


WHEREAS, the Company and the Bank desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Terms used herein shall have the same meaning as set forth in the Credit Agreement.

2.       The definition of "Debt" in Section 1.01 is hereby amended by adding:

         (ix)  all obligations of such Person arising under any Hedge
         Agreement.

3.       The following definition of "Hedge Agreement" is hereby added to
         Section 1.01 between the definitions of "Guarantee" and "Interest Period":

                 "Hedge Agreement" means any interest rate swap, cap, floor or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and any other similar agreement (including any option with respect to any of the foregoing) or any combination of the foregoing.

4.       The following definition of "Regulation G" is hereby added to Section
         1.01 between the definitions of "Regulation D" and "Regulation U":

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

5. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1, 1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

6. Section 3.03 (b) is hereby deleted and replaced in its entirety by the following:

                 (b) If after May 1, 1996, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any request or directive regarding capital adequacy which is effective after May 1, 1996 (whether or not having the force of law) of any such authority, central bank or comparable agency, increases the capital required to be maintained by the Bank or such corporation as a consequence of its obligations hereunder, which increase results in a reduction of the rate of return on the Bank's or such corporation's capital to a level below that which the Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by any amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

7. The following sections are hereby added to Article V, Representations and Warranties:

                 SECTION 5.10.  Use of Proceeds.   The Company is not engaged
         in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, and will not use the proceeds of the Loans, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock".

                 SECTION 5.11. Environmental Representation. The operations and properties of the Company and each of its Subsidiaries are in compliance in all material respects with all applicable environmental laws, regulations and permits, all necessary environmental permits and approvals have been obtained and are in effect for the operations and properties of the Company and its Subsidiaries, and the Company and its Subsidiaries are in substantial compliance in all material respects with all such environmental permits and approvals, except to the extent that the failure to comply with any such environmental laws or regulations, or to comply with or to obtain any such environmental permits and approvals, would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

8. The second sentence of Section 6.07 is hereby deleted and replaced in its entirety by the following:

                 The Company will cause each Material Subsidiary to maintain its corporate existence, and will not permit any Material Subsidiary to consolidate or merge with or into, or transfer all or any substantial part of its assets to, any Person other than the Company or a Wholly-Owned Consolidated Subsidiary; provided that the Company may permit a Material Subsidiary to merge with another Person if (A) such Material Subsidiary is the corporation surviving such merger, (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (C) such surviving Material Subsidiary shall continue to be a Subsidiary.

9. Section 6.08 is hereby deleted and replaced in its entirety by the following:

                 SECTION 6.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for the Company's general corporate purposes, provided that none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U or in violation of Regulation G or X.

10.      The following sections are hereby added to Article VI, Covenants:

                 SECTION 6.10. Most Favored Nation. The Company agrees that, in the event that (i) it agrees to enter into any amendment, supplement or other modification to the Other Bank Agreements (other than any such amendment, supplement or other modification which solely provides relief to the Company), it shall provide prompt notice thereof to the Bank and, if the Bank so agrees, enter into an amendment to this Agreement having substantially the same effect and
         (ii) after the occurrence of a Default, it voluntarily prepays any amount outstanding under any of the Other Bank Agreements or voluntarily reduces the amount of the commitments thereunder, it shall prepay the Loans or reduce the commitment, as the case may be, in such amount so that after giving effect to such prepayments or commitment reductions, as the case may be, under all the Other Bank Agreements, the amount so prepaid or reduced hereunder shall represent the Bank's pro rata share of the aggregate amount so prepaid or reduced under all the Other Bank Agreements.

                 SECTION 6.11. Environmental. The Company shall comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable environmental laws, regulations, permits and approvals, and obtain and renew and cause each of its Subsidiaries to obtain and renew all environmental permits and approvals necessary for its operations and properties, except to the extent that failure to comply with or obtain or renew the same would not have a material adverse effect on the business, financial position or results of operations of the Company and Lafarge Canada Inc. considered as a whole.

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
11. Clause (c) (i) of Section 8.08 is hereby deleted and replaced in its entirety by the following:

                 (i) except in the case of such an assignment to an affiliate of the Bank, the Bank may not effect such an assignment without the prior written consent of the Company, which consent shall not be unreasonably withheld,

12.      The following is hereby added to Section 8.08:

                 (e) Notwithstanding any other provision set forth in this Agreement, the Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

13. In order to induce the Bank to enter into this Amendment, the Company hereby (x) makes each of the representations and warranties contained in Article V of the Credit Agreement on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment, and
         (y) represents and warrants that no Default or Event of Default exists after giving effect to this Amendment.

14. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and if counterparts of this Amendment shall have been executed and delivered by the Company and the Bank, and the Bank shall have received new Promissory Notes reflecting the amount of its Commitment.

15. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby. The Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, as modified and amended hereby.

16. This Amendment may be executed in any number of separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of any executed signature page hereof shall be effective as delivery of an executed counterpart hereof.

17. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Revolving Credit Facility Agreement to be duly executed by their respective authorized officers as of the date first above written.

                              Bank of Montreal

                              By:  /s/ B.L. BANKE
                                 ---------------------------------------
                              Title:   DIRECTOR
                                    ------------------------------------


                              LAFARGE CORPORATION


                              By:  /s/ KEVIN GRANT
                                 ---------------------------------------
                              Title:   Treasurer

                                      5